Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1

No. of PMTs Since Issuance:                                              3
Distribution Date:                                               13-Jun-97
Payment Date:                                                    16-Jun-97
Collection Period Beginning:                                     01-May-97
Collection Period Ending:                                    31-May-97
Note and Certificate Accrual Beginning:                       15-May-97
Note and Certificate Accrual Ending:                          16-Jun-97

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount            4.57%
OC Balance as % of Ending Participation Invested Amount                4.74%
OC Balance as % of Ending Participation Invested Amt (3 month aver    4.41%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test       0.00
Is the MAP Over?                                                      0.00
Is this the Early Amortization Period?                           0.00
Interest Allocation Percentage Calculation:
Numerator                                                     918,224,640.00
Denominator-Component(x)-Aggregate Receivables & Partc. Int 3,451,889,071.83
Denominator - Component (y) - Aggregate Numerators            3,147,120,467.51
Applicable Interest Allocation Percentage                            26.60%

Principal Allocation Percentage Calculation:
Numerator                                             918,224,640.00
Denominator-Component(x)-Aggregate Receivables & Partc. Int 3,451,889,071.83
Denominator - Component (y) - Aggregate Numerators      3,147,120,467.51
Applicable Principal Allocation Percentage                       26.60%

Default Allocation Percentage Calculation:
Numerator                                                    918,224,640.00
Denominator-Component(x)-Aggregate Receivables & Partc. Int 3,451,889,071.83
Denominator - Component (y) - Aggregate Numerators          3,147,120,467.51
Default Allocation Percentage (Floating Allocation Percentage)         26.60%

Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount                      20,200,942.08
Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 6,044,864.80 Excess of (i) 2.2% of Part. Inv. Amt. over (ii) Series Part. Int 14,156,077.28
Minimum Principal Amount                               14,156,077.28
Investor Principal Collections                               14,156,077.28
Investor Finance Charge and Admin. Collections (4.11a)           14,561,624.44
Investor Allocated Defaulted Amounts                            6,044,864.80

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance           918,224,640.00
Beginning Participation Invested Amount                    918,224,640.00
Ending Participation Unpaid Principal Balance                 898,023,697.92
Ending Participation Invested Amount                        898,023,697.92
Beginning Participation Unpaid Prin Bal x (PRIME-1.50%)  5,356,310.40
Note Int and Certificate Yield Amounts Due Pursuant to Sec.3.05 4,592,455.51
Participation Invested Amtx75bps per annum prior to 4/98, 25bps     573,890.40
Participation Interest Distribution Amount                       5,356,310.40
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)           14,561,624.44
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)               0.00
Series Participation Interest Monthly Int (Sec. 4.11 (a)(ii)) 5,356,310.40 Series Participation Interest Default Amount (Sec.4.11 (a)(iii)) 6,044,864.80
Reimbursed  Series Particpation Int Charge-Offs (Sec.4.11 (a)(i   0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))        1,530,374.40
Excess (Sec. 4.11 (a)(vi))                                 1,630,074.85
Reconciliation Check                                             0.00
Series Participation Interest Monthly Principal                  20,200,942.08
Beginning Unreimbursed Participation Interest Charge-Offs                 0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))              0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec.4.11(a)(i       0.00
Ending Unreimbursed Participation Interest Charge-Offs                  0.00
Available Investor Principal Collections                    20,200,942.08
Participation Interest Distribution Amount                  5,356,310.40
Series Participation Interest Charge-Offs                          0.00

OWNER TRUST CALCULATIONS
Note Int and Certificate Yield Amounts Due Pursuant to Sec. 3.05  4,592,455.51
Excess Interest                                             763,854.89
Beginning Net Charge-Offs                                        0.00
Reversals           0.00
+Available Investor Principal Collections                  20,200,942.08
+Series Participation Interest Charge Offs                               0.00
+ Lesser of Excess Interest and Carryover Charge Offs                    0.00
Optimum Monthly Principal                                     20,200,942.08
Are the Notes Retired ?                                              0.00
Accelerated Principal Payment                              573,890.40
Beginning Class A-1 Security Balance                     686,637,840.00
Beginning Class A-2 Security Balance                         48,000,000.00
Beginning Class A-3 Security Balance                      62,400,000.00
Beginning Class B Security Balance                        45,600,000.00
Beginning Certificate Security Balance                   33,600,000.00
Beginning Overcollateralization Amount plus APP              42,560,690.40
Beginning Class A-1 Adjusted Balance                686,637,840.00
Beginning Class A-2 Adjusted Balance                    48,000,000.00
Beginning Class A-3 Adjusted Balance                62,400,000.00
Beginning Class B Adjusted Balance                           45,600,000.00
Beginning Certficate Adjusted Balance                      33,600,000.00
Beginning Overcollateralization Amount plus APP            42,560,690.40
Class A-1 Bal After Payment pursuant to clause in Sec3.05(a)(ii 666,436,897.92 Class A-2 Bal After Payment pursuant to clause in Sec3.05(a)(ii 48,000,000.00 Class A-3 Bal After Payment pursuant to clause in Sec3.05(a)(ii 62,400,000.00 Class B Bal After Payment pursuant to clause in Sec3.05(a)(ii)( 45,600,000.00 Certificate Bal After Payment pursuant to clause in Sec.3.05(a)( 33,600,000.00
Class A-2 Minimum Adjusted Principal Balance               16,000,000.00
Class A-3 Minimum Adjusted Principal Balance
Class B Minimum Adjusted Principal Balance                     15,200,000.00
Certificate Minimum Adjusted Principal Balance                   11,200,000.00
Minimum Overcollateralization Amount                      13,600,000.00
Certificate Minimum Balance Target                         9,070,937.37
Scheduled Certificate Payment to Certificate Min Bal Target  24,529,062.63
Class A-1 Targeted Balance                                  466,972,322.92
Class A-2 Targeted Balance                               (109,662,205.21)
Class A-3 Targeted Balance                             (40,919,124.48)
Class B Targeted Balance                                 (18,006,873.18)
Certificate Targeted Balance                                 (745,214.32)
Class A-1:  Payment Required to get to Target               219,665,517.08
Class A-2:  Payment Required to get to Target or Min Adj Bal  32,000,000.00
Class A-3:  Payment Required to get to Target or Min Adj Bal  41,600,000.00
Class B: Payment Required to get to Target or Min Adj Bal   30,400,000.00
Certificate: Payment Required to get to Target or Min Adj Bal  22,400,000.00
OC: Payment to get to Minimum Overcollateralization Amount     28,960,690.40
Section 3.05 Payment of Principal and Interest;Defaulted Interest         0.00
Pay Certificate Yield in step (ii) (1= Yes)                              1.00
Remittances on the Participation                              25,557,252.48
Interest and Yield
(i)Pay Class A-1 Interest Distribution - Sec. 3.05 (a)(i)(a)   3,547,628.84
   Pay Class A-2 Interest Distribution - Sec. 3.05 (a)(i)(b)     253,333.33
   Pay Class A-3 Interest Distribution - Sec. 3.05 (a)(i)(c)  334,880.00
   Pay Class B Interest Distribution - Sec. 3.05 (a)(i)(d)  256,880.00
   Pay Certificates the Certificate Yield - Sec. 3.05 (a)(i)(e) 199,733.33 Principal up to Optimum Monthly Principal
(ii)    Pay Class A-1 to Targeted Prin Bal- Sec. 3.05 (a)(i  20,200,942.08
        Pay Class A-2 to Targeted Prin Bal- Sec. 3.05 (a)(i          0.00
        Pay Class A-3 to Targeted Prin Bal- Sec. 3.05 (a)(i         0.00
        Pay Class B to Targeted Prin Bal- Sec. 3.05 (a)(ii)         0.00
        ONLY Pay CertificateYield if not paid pursuant to Sec.3.05(       0.00
Principal up to Optimal Monthly Principal
(iii)Pay Certificate to Targeted Prin Balance - Sec. 3.05 (a)         0.00
(iv) Pay OC Remaining Optimal Monthly Prin Amount - Sec. 3.05 (           0.00
Principal up to the Accelerated Prin Payment Amount
(v)Pay Class A-1 to Targeted Prin Balance - Sec. 3.05 (a)(v)(     573,890.40
   Pay Class A-2 to Targeted Prin Balance - Sec. 3.05 (a)(v          0.00
   Pay Class A-3 to Targeted Prin Balance - Sec. 3.05 (a)(v          0.00
   Pay Class B to Targeted Prin Balance - Sec. 3.05 (a)(v)(          0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)                      0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)                       0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)                       0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h)                      0.00
Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)                       0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)                    0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)                    0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)                        0.00
        Pay Certificates up to Certificate Min. Bal. or zero-Sec. 3      0.00
        Pay HCLC Optimum Monthly Principal provided OC > zero - Sec.     0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)           189,964.49
Total Reconciliation Check                                   0.00
Accelerated Principal Reconciliation                     0.00
Optimum Monthly Principal Reconciliation                0.00

BOND SUMMARY:
Beginning Class A-1 Note Security Balance                       686,637,840.00
Beginning Class A-2 Note Security Balance                        48,000,000.00
Beginning Class A-3 Note Security Balance                        62,400,000.00
Beginning Class B     Note Security Balance                 45,600,000.00
Beginning Certificate Security Balance                           33,600,000.00
Beginning Overcollateralization Amount                        41,986,800.00
Beginning Class A-1 Adjusted Balance                            686,637,840.00
Beginning Class A-2 Adjusted Balance                           48,000,000.00
Beginning Class A-3 Adjusted Balance                             62,400,000.00
Beginning Class B    Adjusted Balance                         45,600,000.00
Beginning Certficate  Adjusted Balance                          33,600,000.00
Beginning Overcollateralization Amount                         41,986,800.00
Ending Class A-1 Note Security Balance                     665,863,007.52
Ending Class A-2 Note Security Balance                         48,000,000.00
Ending Class A-3 Note Security Balance                      62,400,000.00
Ending Class B    Note Security Balance                     45,600,000.00
Ending Certificate Security Balance                         33,600,000.00
Ending Overcollateralization Amount                              42,560,690.40
Ending Class A-1 Adjusted Balance                              665,863,007.52
Ending Class A-2 Adjusted Balance                            48,000,000.00
Ending Class A-3 Adjusted Balance                             62,400,000.00
Ending Class B    Adjusted Balance                          45,600,000.00
Ending Certficate  Adjusted Balance                           33,600,000.00
Ending Overcollateralization Amount                       42,560,690.40
Class A-1 Note Rate Capped at 12.5%                                 5.812500%
Class A-2 Note Rate Capped at 14.0%                                  5.937500%
Class A-3 Note Rate Capped at 14.0%                              6.037500%
Class B    Note Rate Capped at 14.0%                            6.337500%
Certificate Rate Capped at 15.0%                               6.687500%
Class A-1 Interest Due                                     3,547,628.84
Class A-2 Interest Due                                         253,333.33
Class A-3 Interest Due                                         334,880.00
Class B Interest Due       256,880.00
Certificate Yield  Due                                       199,733.33
Class A-1 Interest Paid                                         3,547,628.84
Class A-2 Interest Paid                                      253,333.33
Class A-3 Interest Paid                                     334,880.00
Class B Interest Paid                                           256,880.00
Certificate Yield Paid                                    199,733.33
Class A-1 Unpaid Interest                                        0.00
Class A-2 Unpaid Interest                                          0.00
Class A-3 Unpaid Interest                                            0.00
Class B     Unpaid Interest                                      0.00
Certificate Unpaid Yield                     0.00
Class A-1 Principal Paid                               20,774,832.48
Class A-2 Principal Paid                                          0.00
Class A-3 Principal Paid                                            0.00
Class B    Principal Paid                                    0.00
Certificate    Principal Paid                                    0.00
OC           Principal Paid
Beginning Class A-1 Net Charge-Off                                     0.00
Beginning Class A-2 Net Charge-Off                           0.00
Beginning Class A-3 Net Charge-Off                                0.00
Beginning Class B    Net Charge-Off                                   0.00
Beginning Certificate Net Charge-Off                                 0.00
Beginning OC Net Charge-Off                                     0.00
Reversals Allocated to Class A-1                                0.00
Reversals Allocated to Class A-2                                0.00
Reversals Allocated to Class A-3                                  0.00
Reversals Allocated to Class B                                         0.00
Reversals Allocated to Certificates                                  0.00
Reversals Allocated to OC  plus Acclerated Principal Payments    573,890.40
 Total Charge-Offs:                                                    0.00
Charge-Offs Allocated to Class A-1                               0.00
Charge-Offs Allocated to Class A-2                                       0.00
Charge-Offs Allocated to Class A-3                                     0.00
Charge-Offs Allocated to Class B                                       0.00
Charge-Offs Allocated to Certificates                             0.00
Charge-Offs Allocated to OC                                     0.00
Ending Class A-1 Net Charge-Off                                      0.00
Ending Class A-2 Net Charge-Off                                     0.00
Ending Class A-3 Net Charge-Off                                  0.00
Ending Class B     Net Charge-Off                                  0.00
Ending Certificate Net Charge-Off                                 0.00
Ending OC Net Charge-Off                                            0.00
Bond Balance Reconciliation                                  0.00
Certificate Balance/Participation Invested Amount (Begin of Month      3.659%
Designated Certificate / Certificate Security (Bal Begin of M       1.000%
Designated Certificate  - Beginning of Month                        336,000.00
Principal Payments in Respect of  Designated Certificate (Sec.3.05      0.00
Designated Certificate  - End of Month                        336,000.00
Yield Payments in Respect of Designated Certificate (Sec.3.05(a)(i)   1,997.33
Designated Certificateholder Accelerated Prin Payments - Begin    1,186,800.00
Accelerated Principal Payment (Sec. 3.05 (v))                       573,890.40
Payments to Holder of Designated Certificate in respect to Acc. Prin.     0.00
Designated Certificateholder Accelerated Prin Payments-Ending    1,760,690.40
Designated Certificateholder Holdback Amount (Begin of Month)    40,800,000.00
Payments to Designated Certificates in Reduction of Holdback Amount(      0.00
Designated Certificateholder Holdback Amount (End of Month)    40,800,000.00
Remaining Payments to Designated Certificates (Sec.3.05paragraph fo      0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                   189,964.49

Monthly Security  Report
Household Consumer Loan Trust 1997-1

Distribution Date                                                   13-Jun-97
Payment Date:                                                      14-Jun-97
Collection Period Beginning                                         01-May-97
Collection Period Ending:                                          31-May-97
Note and Certificate Accrual Beginning:                              15-May-97
Note and Certificate Accrual Ending:                                 16-Jun-97

Ending Pool Principal Balance                            3,383,437,518.78
Series 1997-1 Participation Invested Amount                   898,023,697.92
Seller Amount                                                   298,576,101.82
Remittances on the Participation                              25,557,252.48
Optimum Monthly Principal                                   20,200,942.08
Accelerated Principal Payment                                 573,890.40
Beginning Class A-1 Note Security Balance                      686,637,840.00
Beginning Class A-2 Note Security Balance                      48,000,000.00
Beginning Class A-3 Note Security Balance                   62,400,000.00
Beginning Class B Note Security Balance                       45,600,000.00
Beginning Certificate Security Balance                          33,600,000.00
Beginning Overcollateralization Amount                           41,986,800.00
Beginning Class A-1 Adjusted Balance                            686,637,840.00
Beginning Class A-2 Adjusted Balance                            48,000,000.00
Beginning Class A-3 Adjusted Balance                           62,400,000.00
Beginning Class B Adjusted Balance                       45,600,000.00
Beginning Certificate  Adjusted Balance                          33,600,000.00
Beginning Overcollateralization Amount           41,986,800.00
Ending Class A-1 Note Security Balance            665,863,007.52
Ending Class A-2 Note Security Balance             48,000,000.00
Ending Class A-3 Note Security Balance                       62,400,000.00
Ending Class B Note Security Balance                            45,600,000.00
Ending Certificate Security Balance                            33,600,000.00
Ending Overcollateralization Amount                         42,560,690.40
Ending Class A-1 Adjusted Balance                         665,863,007.52
Ending Class A-2 Adjusted Balance                       48,000,000.00
Ending Class A-3 Adjusted Balance                               62,400,000.00
Ending Class B Adjusted Balance                                45,600,000.00
Ending Certificate  Adjusted Balance                          33,600,000.00
Ending Overcollateralization Amount                           42,560,690.40
Class A-1 Note Rate Capped at 12.5%                                5.812500%
Class A-2 Note Rate Capped at 14.0%                                 5.937500%
Class A-3 Note Rate Capped at 14.0%                                  6.037500%
Class B    Note Rate Capped at 14.0%                              6.337500%
Certificate Rate Capped at 15.0%                                   6.687500%
Class A-1 Interest Due                                    3,547,628.84
Class A-2 Interest Due                                        253,333.33
Class A-3 Interest Due                                         334,880.00
Class B Interest Due                                            256,880.00
Certificate Yield  Due                                     199,733.33
Class A-1 Interest Paid                                 3,547,628.84
Class A-2 Interest Paid                                         253,333.33
Class A-3 Interest Paid                              334,880.00
Class B Interest Paid                           256,880.00
Certificate Yield Paid                                             199,733.33
Class A-1 Unpaid Interest                                             0.00
Class A-2 Unpaid Interest                                            0.00
Class A-3 Unpaid Interest                                               0.00
Class B Unpaid Interest                                                0.00
Cetificate Unpaid Yield                                           0.00
Class A-1 Principal Paid                                    20,774,832.48
Class A-2 Principal Paid                                          0.00
Class A-3 Principal Paid                                      0.00
Class B Principal Paid                                                0.00
Certificate  Principal Paid                                        0.00
OC Principal Paid                                           0.00
Beginning Class A-1 Net Charge-Off                            0.00
Beginning Class A-2 Net Charge-Off                                0.00
Beginning Class A-3 Net Charge-Off                             0.00
Beginning Class B Net Charge-Off                          0.00
Beginning Certificate Net Charge-Off                            0.00
Beginning OC Net Charge-Off                                    0.00
Reversals Allocated to Class A-1                    0.00
Reversals Allocated to Class A-2                                0.00
Reversals Allocated to Class A-3                                     0.00
Reversals Allocated to Class B                                      0.00
Reversals Allocated to Certificates                      0.00
Reversals Allocated to OC  plus Acclerated Principal Payments 573,890.40
 Total Charge-Offs:          $0.00
Charge-Offs Allocated to Class A-1                              0.00
Charge-Offs Allocated to Class A-2                                        0.00
Charge-Offs Allocated to Class A-3                                     0.00
Charge-Offs Allocated to Class B                                  0.00
Charge-Offs Allocated to Certificates                                0.00
Charge-Offs Allocated to OC                                      0.00
Ending Class A-1 Net Charge-Off                               0.00
Ending Class A-2 Net Charge-Off                                0.00
Ending Class A-3 Net Charge-Off                                  0.00
Ending Class B Net Charge-Off                                 0.00
Ending Certificate Net Charge-Off                            0.00
Ending OC Net Charge-Off                                     0.00
Interest paid per $1,000 Class A-1                       4.862430
Principal paid per $1,000 Class A-1                             28.474277
Interest paid per $1,000 Class A-2                          5.277778
Principal paid per $1,000 Class A-2                         0.000000
Interest paid per $1,000 Class A-3                  5.366667
Principal paid per $1,000 Class A-3                         0.000000
Interest paid per $1,000 Class B                             5.633333
Principal paid per $1,000 Class B                               0.000000
Yield Paid per $1,000 Certificate                           5.944444
Principal Paid per $1,000 Certificate                    0.000000